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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                 -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 16, 1997

                         FRANKLIN BANCORPORATION, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                    0-20880                 52-1632361
----------------------------    ----------------   ----------------------------
(State or other jurisdiction    (Commission File   (IRS Employer Identification
 of incorporation)               Number)            Number)



1722 Eye Street, N. W.
Washington, D. C.                                        20006
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)


                                 (202) 429-9888
                                 --------------
               Registrant's telephone number, including area code





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ITEM 5.  OTHER EVENTS

On December 16, 1997, Franklin Bancorporation, Inc. (the "Company") entered into an Agreement and Plan of Reorganization (the "Agreement") with BB&T Financial Corporation of Virginia ("BB&T Virginia") and BB&T Corporation ("BB&T") which provides that BB&T will acquire the Company in a stock transaction further described in the News Release, dated December 16, 1997, attached as Exhibit 99.1, which is incorporated by reference. A copy of the Agreement is attached as Exhibit 99.2.




                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Date:    December 23, 1997

                                  FRANKLIN BANCORPORATION, INC.



                                  By: /s/ Robert P. Pincus
                                      ------------------------------------
                                      Robert P. Pincus
                                      President and Chief Executive Officer





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                                 EXHIBIT INDEX





EXHIBIT                  DESCRIPTION                 SEQUENTIALLY NUMBERED PAGE
-------                  -----------                 --------------------------
99.1                News Release, dated
                     December 16,1997


99.2                Agreement and Plan of
                    Reorganization, dated
                    December 16, 1997,
                    among the Company,
                    BB&T Virginia and
                    BB&T





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